UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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New Senior Investment Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on May 28, 2020.  Meeting Information  NEW SENIOR INVESTMENT GROUP INC.  Meeting Type: Annual Meeting  For holders as of: April 3, 2020  Date: May 28, 2020 Time: 8:00 AM EDT   Location:  Millennium Broadway  145 W. 44th Street  New York, NY 10036  You are receiving this communication because you hold  shares in the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of  the more complete proxy materials that are available to  you on the Internet. You may view the proxy materials  online at www.proxyvote.com or easily request a paper copy  (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  NEW SENIOR INVESTMENT GROUP INC.  55 W. 46TH STREET  SUITE 2204  NEW YORK, NY 10036    See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT ANNUAL REPORT  How to View Online:  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX   (located on the following page) in the subject line.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 14, 2020 to facilitate timely delivery.  How To Vote    Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the  possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any  special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.   Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page) available and follow the instructions.     Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR  the following:  6. Approval of amendments to our Bylaws to  implement majority voting in uncontested  director elections.  1. Election of Directors   Nominees:  7A. Approval of an amendment to our Certificate  of Incorporation to eliminate the supermajority  voting requirement to amend certain provisions  of our Certificate of Incorporation.   01) Stuart A. McFarland   02) Robert F. Savage  The Board of Directors recommends you vote FOR  proposals 2 and 3:  7B. Approval of amendments to our Certificate  of Incorporation and Bylaws to eliminate the  supermajority voting requirements to amend  our Bylaws.  2. Ratification of the appointment of Ernst & Young  LLP as independent registered public accounting  firm for New Senior Investment Group Inc. for  fiscal year 2020.  7C. Approval of amendments to our Certificate  of Incorporation and Bylaws to eliminate the  supermajority voting requirements to remove  directors for cause and appoint directors in the  event the entire Board of Directors is removed.  3. Approval of an advisory vote on 2019 executive  compensation.  The Board of Directors recommends you vote 1 YEAR on the following proposal:  NOTE: The Board of Directors may act upon any other  business properly presented at the Annual Meeting.  If this proxy is properly executed, then the shares will  be voted either in the manner you indicate above  or, if no direction is indicated, (i) FOR ALL nominees  on Proposal 1, (ii) FOR Proposals 2, 3, 5, 6, 7A, 7B,  and 7C, (iii) FOR an annual vote on Proposal 4 and (iv) in the discretion of the proxy holder on any other  business that properly comes before the Annual  Meeting or any adjournment or postponement thereof.  4. Approval of an advisory vote on the frequency of  future advisory votes on executive compensation.  The Board of Directors recommends you vote FOR  proposals 5, 6, 7A, 7B, and 7C:    5. Approval of amendments to our Certificate of  Incorporation and Bylaws to provide for the  annual election of all directors.